UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 16, 2020

U.S. AUTO PARTS NETWORK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33264	68-0623433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2050 W. 190th Street, Suite 400, Torrance, CA 90504

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (424) 702-1455

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PRTS	The NASDAQ Stock Market LLC (NASDAQ Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

 Item 5.07. Submission of Matters to a Vote of Security Holders

On June 16, 2020, U.S. Auto Parts Network, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 41,322,564 shares of the Company’s common stock and series A convertible preferred stock were entitled to vote as of April 20, 2020, the record date for the Annual Meeting. There were 28,689,830 shares present in person or by proxy at the Annual Meeting, at which the Company’s stockholders were asked to vote on three proposals. The proposals are described in more detail in the Company’s definitive proxy statement dated April 27, 2020 for the Annual Meeting. Set forth below are the matters acted upon by the Company’s stockholders at the Annual Meeting, and the final voting results of each such proposal.

Proposal No. 1 – Election of Directors

The stockholders elected two Class II directors to serve a three-year term, until the Company’s 2023 Annual Meeting of Stockholders and until their respective successors are elected and qualified. As previously reported, David Kanen resigned from the Board of Directors prior to the Annual Meeting. The results of the vote were as follows:

	For	Withheld	Broker Non-Votes
Joshua L. Berman	16,130,082	1,913,253	10,646,495
Sol Khazani	17,911,693	131,642	10,646,495

Proposal No. 2 – Approval of Advisory (Non-Binding) Resolution Regarding the Compensation of our Named Executive Officers, or the Say-on-Pay Proposal

The stockholders voted to approve, on an advisory basis, the compensation of the Company’s named executive officers, as follows:

For	Against	Abstaining	Broker Non-Votes
17,757,455	145,071	140,809	10,646,495

Proposal No. 3 – Ratification of the Selection of Independent Auditors

The stockholders voted to ratify the selection of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 2, 2021. The results of the vote were as follows:

For	Against	Abstaining	Broker Non-Votes
28,569,296	6,433	114,101	−

No other matters were presented for stockholder approval at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 16, 2020	U.S. AUTO PARTS NETWORK, INC.

	By:	/s/ David Meniane
	Name:	David Meniane
	Title:	Chief Financial Officer and Chief Operating Officer